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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 6, 2001

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                             POGO PRODUCING COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-7792                 74-1659398
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)


                          5 GREENWAY PLAZA, SUITE 2700
                            HOUSTON, TEXAS 77046-0504
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 297-5000

                                   ----------


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ITEM 5. OTHER EVENTS.

         On November 1, 2001, Pogo Producing Company entered into an underwriting agreement with Merrill Lynch & Co, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Goldman, Sachs & Co., and the selling stockholders named therein (the "Selling Stockholders"), in connection with the sale by the Selling Shareholders of up to 7,056,013 shares of common stock, par value $1.00 per share, of Pogo. See Exhibit 1.1 incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

   EXHIBIT NUMBER                     DESCRIPTION
   --------------                     -----------
         1.1       Purchase Agreement dated November 1, 2001 by and among Pogo Producing
                   Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith,
                   Incorporated, Goldman, Sachs & Co., and the selling stockholders named therein.




                                        2
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POGO PRODUCING COMPANY



Date: November 6, 2001              By:  /s/ GERALD A. MORTON
                                       -----------------------------------------
                                         Gerald A. Morton
                                         Vice President - Law,
                                         Chief Regulatory Officer and
                                         Corporate Secretary


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                                  EXHIBIT INDEX

    EXHIBIT NUMBER                   DESCRIPTION
    --------------                   -----------
          1.1            Purchase Agreement dated November 1, 2001 by and among Pogo Producing
                         Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith,
                         Incorporated, Goldman, Sachs & Co., and the selling stockholders named therein.
